ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated August 1, 2017 to the Prospectus dated November 1, 2016

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of Usonian Investments LLC ("Usonian") as a subadviser to the Acuitas International Small Cap Fund (the "Fund") with responsibility for managing a sleeve of the Fund's portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Usonian.

1.	The sub-sections entitled "Subadvisers" and "Portfolio Managers" in the section entitled "Management" on page 5 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadvisers. Algert Global, LLC; DePrince, Race & Zollo, Inc.; and Usonian Investments LLC are the Subadvisers to the Fund.

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
Algert Global, LLC
Bram Zeigler	Portfolio Manager	2014
DePrince, Race & Zollo, Inc.
Regina Chi	Partner and Co-Portfolio Manager	2014
Preston Brown, CFA	Co-Portfolio Manager	2015
Usonian Investments LLC
Drew Edwards	Managing Director	2017

2.	The sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" beginning on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Funds' investment adviser is Acuitas Investments, LLC (the "Adviser"), 520 Pike Street, Suite 1221, Seattle, WA 98101. The Adviser has been a registered investment adviser since 2014 and provides investment advisory services to the Funds. As of June 30, 2017, the Adviser had approximately $633.15million of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(5).

The Adviser receives an advisory fee at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2017 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply. The actual advisory fee rate paid by the Funds to the Adviser for the fiscal year ended June 30, 2017 was 0.70% and 1.26% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively.

A discussion summarizing the basis on which the Board last approved each Fund's Investment Advisory Agreement with the Adviser and each Fund's Sub-Advisory Agreements between the Adviser and certain Subadvisers will be available in the Funds' annual report for the fiscal year ended June 30, 2017.

Although the Adviser delegates the day-to-day management of each Fund to a combination of the following Subadvisers, the Adviser retains overall supervisory responsibility for the general management and investment of each Fund's assets.

Acuitas International Small Cap Fund
Subadviser	Investment Strategy
Algert Global, LLC 555 California Street, Suite 3325 San Francisco, CA 94104	EAFE Small Cap
DePrince, Race & Zollo, Inc. 250 Park Avenue South, Suite 250 Winter Park, FL 32789	Global ex-US Small Cap
Usonian Investments LLC 180 N. Stetson Avenue, Suite 3500 Chicago, IL 60601	Global ex-US Small Cap
Usonian Investments LLC was founded in 2017 and provides investment advisory services to pooled vehicles, institutions and individuals.
Algert Global, LLC was founded in 2002 and provides investment advisory services to pooled vehicles and institutions.
DePrince, Race & Zollo, Inc. was founded in 1995 and provides investment advisory services to pooled vehicles and institutions.
Acuitas US Microcap Fund
Subadviser	Investment Strategy
ClariVest Asset Management, LLC 3611 Valley Centre Drive #100 San Diego, CA 92130	US Microcap
Falcon Point Capital, LLC 2 Embarcadero Center, Suite 420 San Francisco, CA 94111	US Microcap Growth
WCM Investment Management 281 Brooks Street, Laguna Beach, CA 92651	US Microcap Value
ClariVest Asset Management, LLC was founded in 2006 and provides investment advisory services to pooled vehicles and institutions.
Falcon Point Capital, LLC was founded in 2004 and provides investment advisory services to pooled vehicles, institutions and individuals.
WCM Investment Management was founded in 1976 and provides investment advisory services to pooled vehicles, institutions and individuals.

3.	The sub-section entitled "Portfolio Managers" in the section entitled "Management" beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:
Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin allocate the assets of the Fund among the Subadvisers. Bram Zeigler is responsible for the day-to-day management of the portion of the Fund allocated to Algert Global, LLC. Regina Chi and Preston Brown, CFA are responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc. Drew Edwards is responsible for the day-to-day management of the portion of the Fund allocated to Usonian Investments LLC. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Stacey Nutt PhD., Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. James A. Bitzer and Michael L. Thomas are responsible for the day-to-day management of the portion of the Fund allocated to Falcon Point Capital, LLC. Jonathan Detter, CFA, Anthony Glickhouse, CFA and Patrick McGee, CFA are responsible for the day-to-day management of the portion of the Fund allocated to WCM Investment Management. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Portfolio Manager Biographies
•
James A. Bitzer, Senior Managing Director, Director of Research and Senior Portfolio Manager, joined Falcon Point Capital, LLC in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a financial analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude in Business Economics from the University of California, Santa Barbara and an MBA with Honors in finance from the University of Michigan Business School.

•
Preston Brown, CFA is a Co-Portfolio Manager of DePrince, Race & Zollo, Inc. ("DRZ") who joined DRZ in 2008. Mr. Brown is the Co-Portfolio Manager for the firm's International Small-Cap Value discipline and a Senior Research Analyst for the International Value discipline. He contributes to the portfolio management, research, and trading functions as they relate to the firm's International Investments. He holds the Chartered Financial Analyst designation and received his Bachelor of Science in Finance from the University of Central Florida.

•
Regina Chi, CFA joined DePrince, Race & Zollo, Inc. in 2010. Ms. Chi is a Partner of the firm and she serves as the portfolio manager for the firm's International Value discipline and co-portfolio manager for the Global Value and Emerging Markets Value disciplines. Ms. Chi oversees the portfolio management, research, and trading functions as they relate to the firm's International Investments. Prior to joining DePrince, Race & Zollo, Inc., Ms. Chi was employed at Oppenheimer Capital as Senior Vice President in the International Equities Group. Prior to that, Ms. Chi was Senior Portfolio Manager and Vice President at Federated Investors and Vice President/Senior Research Analyst at Clay Finlay, Inc. Ms. Chi holds the Chartered Financial Analyst designation. She received her Bachelor of Arts in Economics and Philosophy from Columbia University.

•
Jonathon Detter, CFA. Mr. Detter is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Mr. Detter has more than 13 years of investment and valuation experience. Prior to joining WCM in 2016, Mr. Detter was a principal and portfolio manager at Opus Capital Management (since 2003) in Cincinnati, OH, where he was one of three portfolio managers on the Opus Small Cap Value flagship, and one of the initiators and portfolio managers on the Focused Micro Cap, and Focused Small Cap products. Mr. Detter also held positions at Valuation Research Corporation and Arthur Andersen LLP, where he performed valuation work for public and private companies, primarily with respect to equity and option valuations, purchase price allocations, intangible assets and asset impairment testing. Mr. Detter is a member of the CFA Society of Cincinnati and serves on the Xavier University Finance Board of Executive Advisors. Mr. Detter graduated magna cum laude from Xavier University with a BSBA in Finance.

•
Drew Edwards has over 17 years of investment experience. Prior to founding and being responsible for portfolio management at Usonian Investments LLC, Mr. Edwards served as a Managing Director of Advisory Research, Inc. Prior to Advisory Research Inc., Mr. Edwards was an investment professional at Taiyo Pacific Partners, an activist fund backed by CalPERS and W. L. Ross that focuses on Japanese equities. Previous to Taiyo, Mr. Edwards worked as an investment banker at Lehman Brothers and as a finance executive in the healthcare industry. Mr. Edwards holds a B.A. in International Business from Sophia University (Tokyo) and an M.B.A. and J.D. from Northwestern University. He is proficient in Japanese.

•
Anthony Glickhouse, CFA. Mr. Glickhouse is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, Mr. Glickhouse was a research analyst and portfolio manager at Opus Capital Management (since 2012) in Cincinnati, OH, where he was a research analyst on the Opus Small Cap Value flagship product and was one of the initiators and portfolio managers of the Focused Micro Cap and Focused Small Cap products. Mr. Glickhouse also held positions at The Private Client Reserve of U.S. Bank where he conducted economic / capital market research and detailed asset allocation analysis and Renaissance Investment Management where he performed operations and security analysis duties. Mr. Glickhouse is a member of the CFA Society of Cincinnati. He graduated from Miami University with a BS in Finance.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
Patrick McGee, CFA. Mr. McGee is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, Mr. McGee was a research analyst and portfolio manager at Opus Capital Management (since 2011) in Cincinnati, OH, where he was a research analyst on the Opus Small Cap Value flagship product and was one of the initiators and portfolio managers of the Focused Micro Cap and Focused Small Cap products. Mr. McGee also held positions as an associate analyst at Avondale Partners LLC where he assisted in research and as a senior consultant at Ernst & Young LLP where he established the Los Angeles office's Fraud Investigation and Dispute Services practice. Mr. McGee is a member of the CFA Society of Cincinnati. He earned his BBA in Finance and Public Policy from the College of William and Mary and his MBA from the University of Virginia.

•
Stacey Nutt, PhD. is a founder and owner of ClariVest Asset Management, LLC. As CIO, Mr. Nutt oversees the development and implementation of the firm's investment strategy and its application to all of the firm's products. As CEO, he guides the firm's business activities, growing the firm to over $3 billion in assets under management. Mr. Nutt is the Lead Portfolio Manager with day-to-day portfolio management and research responsibilities. Prior to forming ClariVest in March 2006, Mr. Nutt led Nicholas-Applegate Capital Management's Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Mr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. Mr. Nutt received his Bachelor of Science degree from Oral Roberts University and his MBA and PhD from Georgia Institute of Technology. Mr. Nutt began his investment career in 1993.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point Capital, LLC in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell side research analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, he worked as a consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude in Finance from Loyola College in Maryland and an MBA with Honors from Columbia Business School.

•
Michael Waterman, CFA is a Portfolio Manager at ClariVest Asset Management, LLC on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to joining ClariVest in 2003, Mr. Waterman was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with Investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Mr. Waterman was a Pension Administrator at San Diego Pension Consultants. He holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and Principal of ClariVest Asset Management LLC. Mr. Wolter is a lead portfolio manager on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to forming ClariVest in March 2006, Mr. Wolter was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (smid) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Mr. Wolter worked as a quantitative risk analyst with Credit Suisse Asset Management and has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor's degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Mr. Wolter began his investment career in 1995.

•
Bram Zeigler, as a Portfolio Manager, works on research and development across all of Algert Global, LLC's (AG) investment strategies. He has over twelve years of experience in financial markets research and systems development. Prior to joining the AG, Mr. Zeigler worked in the trading analysis and strategy group for Schwab Soundview Capital Markets. He has also worked as a researcher in the economic policy unit at Nasdaq. Mr. Zeigler has an M.A. in Economics from Washington University in St. Louis and a B.A. in Economics from Dickinson College.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated August 1, 2017 to the Statement of Additional Information ("SAI") dated November 1, 2016

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of Usonian Investments LLC ("Usonian") as a subadviser to the Acuitas International Small Cap Fund (the "Fund") with responsibility for managing a sleeve of the Fund's portfolio. In connection with that approval, the SAI is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Usonian.

1.	The definition of "Subadviser" on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Algert Global, LLC; ClariVest Asset Management, LLC; DePrince, Race & Zollo, Inc.; Falcon Point Capital, LLC; Usonian Investments LLC; and WCM Investment Management, the Funds' subadvisers.

2.
The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on page 20 of the SAI is hereby deleted in its entirety and replacing it with the following:

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
Algert Global, LLC	Peter Algert
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
DePrince, Race & Zollo, Inc.	The Gregory M. DePrince Trust, The John D. Race Trust and The Victor A. Zollo, Jr. Revocable Trust
Falcon Point Capital, LLC	James Bitzer and Michael Mahoney
Usonian Investments LLC	Drew Edwards
WCM Investment Management
WCM Investment Management is a California subchapter S corporation owned entirely by active employees. The principal owners of the firm are Paul Black, Kurt Winrich, Sloane Payne, James Owens, Pete Hunkel, Mike Trigg, Sanjay Ayer and David Brewer.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2016:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
	Dennis W. Jensen, CFA
	Registered Investment Companies	2	$108 million	None	None
	Other Pooled Investment Vehicles	1	$2 million	1	$2 million
	Other Accounts	5	$284 million	None	None
	Christopher D. Tessin
	Registered Investment Companies	2	$108 million	None	None
	Other Pooled Investment Vehicles	1	$2 million	1	$2 million
	Other Accounts	5	$284 million	None	None

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Algert Global, LLC
	Bram Zeigler
	Registered Investment Companies	3	$36 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	9	$214 million	None	None
ClariVest Asset Management, LLC
	Stacey Nutt, PhD.
	Registered Investment Companies	8	$2.9 billion	None	None
	Other Pooled Investment Vehicles	15	$1.1 billion	1	$13 million
	Other Accounts	15	$502 million	None	None
	Michael Waterman, CFA
	Registered Investment Companies	1	$42 million	None	None
	Other Pooled Investment Vehicles	3	$226 million	1	$13 million
	Other Accounts	4	$233 million	None	None
	Todd Wolter, CFA
	Registered Investment Companies	1	$42 million	None	None
	Other Pooled Investment Vehicles	3	$226 million	1	$13 million
	Other Accounts	5	$235 million	None	None
DePrince, Race & Zollo, Inc.
	Regina Chi
	Registered Investment Companies	1	$5 million	None	None
	Other Pooled Investment Vehicles	2	$124 million	None	None
	Other Accounts	6	$191 million	None	None
	Preston Brown, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	1	$14 million	None	None

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Falcon Point Capital, LLC
	James A. Bitzer
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	3	$8 million	3	$8 million
	Other Accounts	4	$117 million	None	None
	Michael L. Thomas
	Registered Investment Companies	3	$377 million	None	None
	Other Pooled Investment Vehicles	1	$12 million	None	None
	Other Accounts	9	$380 million	None	None
WCM Investment Management
	Jonathon Detter, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$43 million	None	None
	Anthony Glickhouse, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$43 million	None	None
	Patrick McGee, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$43 million	None	None
The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2017:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Usonian Investments LLC
Drew Edwards
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:
•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's/Subadvisers' polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's/Subadvisers' investment process and their Funds and/or other accounts, the Adviser's/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.
Compensation of the Adviser's/Subadvisers' portfolio management teams are not based solely upon performance of the portion of the Funds managed by the Adviser/Subadvisers. Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.
There is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Information Concerning Compensation of Portfolio Managers.
Acuitas Investments, LLC (Acuitas): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Algert Global, LLC (AG): The portfolio manger's compensation consists of a salary and discretionary bonus. The base salary is based on the individual's job description, and the overall qualifications, experience and tenure at AG. The portfolio manager is a partner at AG and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
ClariVest Asset Management, LLC (ClariVest): Compensation at ClariVest can be broken down into three components: a base salary, a discretionary bonus and for those employees with equity in the firm, there are partnership distributions from the LLC. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are NOT simply tied to individual product performance. ClariVest strongly believes that we have a very talented investment team, and payment of bonuses based on short term performance is counterproductive to both a long-term perspective and a collaborative environment. We fully expect all members of the investment team to actively participate in ongoing research, some of which may 1) not primarily benefit the product on which they are the named portfolio manager and/or 2) reap only long-term benefits. Bonuses based on short term individual performance would not incent investment team members to do so.
Individual portfolio managers and analysts are not paid on the growth of AUM in their respective strategies. Again, we have attempted to foster a collaborative framework within the firm. Portfolio manager and analyst compensation is tied to the overall success of the firm, not a specific product.
ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees. Currently, the 6 founders, all of whom are on the investment team, are equity owners in the firm. ClariVest's CCO and CFO are also equity owners in the firm.
DePrince, Race & Zollo, Inc. (DRZ): The portfolio manager's compensation consists of a salary and discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at DRZ, of the individual. Portfolio managers are given the opportunity to own equity of DRZ and thereby receive a portion of the overall profit of the firm as part of his/her ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Falcon Point Capital, LLC (Falcon Point): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Falcon Point. Each of the portfolio managers is a partner at Falcon Point and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Usonian Investments LLC (Usonian): Usonian's compensation structure is designed to align the best interests of our clients with the management of the portfolio. Usonian believes that portfolio manager compensation is driven primarily by the delivery of consistent and superior long-term performance for its clients, as well as the overall profitability of the firm.
 WCM Investment Management. Base Salaries: All investment professionals receive competitive base salaries reflective of their role and contribution to the investment team. Revenue Share: Additional compensation comes in the form of an ongoing revenue share via a fixed percentage of the fees the firm receives from clients invested in the strategy. Employee Benefit Plan: A discretionary employer profit-sharing contribution is determined annually. There is no vesting period for employer contributions. Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership.
Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager's ownership in the Fund:
Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2016
Dennis W. Jensen	None
Christopher D. Tessin	None
Drew Edwards	None
Bram Zeigler	None
Stacey Nutt	None
Todd Wolter	None
Regina Chi	None
Preston Brown	None
James A. Blitzer	None
Michael L. Thomas	None
Jonathan Detter	None
Anthony Glickhouse	None
Patrick McGee	None

Fees. The Adviser receives an advisory fee at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.  The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from a separately managed account.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2017 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply.

A Subadviser's fee is calculated as a percentage of a Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The Adviser generally compensates the Subadviser from the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

3.	The section entitled "Advisory Research, Inc. Proxy Voting Procedures" beginning on page D-3 of Appendix D of the SAI is hereby deleted in its entirety and replaced with the following:

USONIAN INVESTMENTS LLC PROXY VOTING PROCEDURES

Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") requires that every registered investment adviser adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. Such policies and procedures also must address material conflicts that may arise between the adviser's interest and that of its client, Additionally, the rule requires that the adviser describe its proxy voting policies and procedures to its clients and, when requested, furnish a copy of such policies and procedures and/or the adviser's voting record to the requested client.

When Usonian (the "Adviser") casts proxy votes, the votes will be voted with the aim of   furthering the best economic interest of the Adviser's clients. This policy is a guideline, but each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser's contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

Adviser seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Adviser's clients.

Procedures

Institutional Shareholder Services Engagement. Adviser has engaged Institutional Shareholder Services "ISS" to provide proxy voting services for clients over which Adviser exercises proxy voting authority. Adviser has adopted ISS' standard proxy voting guidelines, which are applied by ISS to all Adviser proxy votes. Adviser generally votes in accordance with its proxy voting guidelines; however, Adviser may opt to override the guidelines if it is decided to be the best interest of its clients. A summary of the proxy voting guidelines is included as an Appendix to this policy.

Adviser believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between Adviser and its clients.

Receipt of Proxy Materials. Proxy materials from issuers, custodians or broker-dealers with respect to any securities held in client accounts are sent generally electronically to Adviser in  are of ISS. On rare occasions, Adviser receives proxy materials from issuers, custodians or broker dealers through the mail in hard copy form, which are then forwarded to ISS for processing.

Proxy Administration & ISS Oversight. ISS monitors Adviser's client accounts and their  ballot activity on an ongoing basis. To assist with this process (and wherever possible), ISS compares holdings quantities provided electronically by Adviser with those indicated on each ballot. Discrepancies are generally brought to the attention of the client's custodian and/or proxy agent (such as Broadridge) as appropriate, but may also be referred to Adviser by ISS for additional assistance.

Primarily through its use of the ISS service, Adviser uses its best efforts to obtain ballots from its clients custodians and to vote every proxy which it or ISS receives when Adviser has been  granted the authority to do so. However, there are situations in which Adviser or ISS may not be able to process a ballot. For example, if Adviser or ISS received a proxy statement in an untimely manner, there may not be sufficient time to process the vote. Adviser believes that the use of a third party service, such as ISS, and our client relationships with multiple custodians reduce the likelihood of this occurring.

Voting Decisions. Votes are generally processed by ISS pursuant to Adviser's accepted proxy voting guidelines, a summary of which is located as an Appendix to this policy.

Any recommendations by Adviser employees to vote against the guidelines should be brought to the attention of the CCO who will confirm the override with management. Any resulting override shall be documented and then submitted to ISS by compliance personnel.

In certain situations, Adviser may have a relationship with an issuer that could pose a potential conflict of interest when voting the shares of that issuer on behalf of clients (such as if the issuer is also a client of Adviser). Adviser believes that the use of an independent third party, such as ISS, and the use of standard, pre-determined proxy voting guidelines should adequately address possible conflicts of interest in most cases. In unusual cases, such as if an agenda item is not addressed by the standard guidelines or if an Adviser employee has recommended a vote against the guidelines, Adviser may use other alternative procedures such as engaging a different independent third party to present a recommendation or forwarding the proxies to clients so that they may vote the proxies themselves.

Record of Votes Cast. Adviser has access to voting records for each issue and each client via ISS.

Client Requests for Votes. Although Adviser has adopted standard proxy voting guidelines, the client may request that Adviser vote proxies for their account in a particular manner. Such  requests should be provided to Adviser in writing and will be addressed on a case-by-case basis with the client.

Availability of Policy; Disclosure of Proxy Voting Record. Clients may request proxy voting information. Adviser will respond to such requests showing how client shares were voted on particular issues. The compliance department will maintain a copy of all such requests and responses.

Any request for proxy information, whether written (including e-mail communications) or oral, received by an employee of the Adviser is to be promptly reported to the CCO. The CCO will record the identity of the investor, the date of the request, and the disposition. Upon request from an investor for the Adviser's proxy voting record, the CCO may elect to distribute to the requesting investor the complete proxy voting record of the Adviser. Reports containing proxy voting information regarding only those issuers held by a certain client will not typically be created or distributed. Any such cumulative report disseminated to a requesting investor will contain the following legend:

"This report contains the full proxy voting record of Usonian If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated absent your expressed written direction otherwise."

All requests will be fulfilled free of charge to the requesting client in a timely manner (within 10 business days). The CCO will retain a copy of the material provided to the investor along with a copy of the client's written request, if applicable, for the period indicated in Books and Records Requirements Matrix.

Voting by Client Instead of Adviser - An Adviser client may vote its own proxies instead of directing Adviser to do so. Adviser recommends this approach if a client believes that proxies should be voted based on political or social interests. Adviser generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with Adviser's procedures or with the client's best economic interest in Adviser's view.

Recordkeeping. Adviser or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;
(ii) Copies of proxy statements received (unless maintained elsewhere as described below);
(iii) Records of proxy votes cast on behalf of clients;
(iv) Documents prepared by Adviser that are material to a decision on how to vote or memorializing the basis for a decision;
(v) Written client requests for proxy voting information and
(vi) Written responses by Adviser to written or oral client requests.

Adviser will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if Adviser relies on the service provider to maintain related records.

Adviser or its service provider may rely on the SEC's EDGAR system to keep records of certain  proxy statements if the proxy statements are maintained by issuers on that system (as is generally  true in the case of larger U.S.-based issuers).

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.